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                                                                      Exhibit 32

                                  CERTIFICATION

         Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Subsections
(a) and (b) of Section 1350, Chapter 63 of Title 18, United States Code), each of the undersigned officers of Grupo Iusacell Celular, S.A. de C.V. (the "Company"), does hereby certify, to such officer's knowledge, that:

         The annual report on Form 20-F for the year ended December 31, 2003 (the "Form 20-F") of the Company fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934 and information contained in the Form 20-F fairly presents, in all material respects, the financial condition and results of operations of the Company as of the dates and for the periods referred to in the Form 20-F.

                                          By: /s/  Gustavo Guzman S.
                                          ---------------------------
                                          Gustavo Guzman Sepulveda
                                          Chief Executive Officer

                                          By: /s/  Jose Luis Riera Kinkel
                                          ---------------------------
                                          Jose Luis Riera Kinkel
                                          Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to section 906 of the Sarbanes-Oxley Act of 2002 (subsections (a) and (b) of
Section 1350, Chapter 63 of title 18, United States Code). A signed original of this written statement required by Section 906 has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.

Dated: June 30, 2004